UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 7, 2008

EDWARDS LIFESCIENCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15525	36-4316614
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

One Edwards Way, Irvine, California		92614
(Address of principal executive offices)		(Zip Code)

(949) 250-2500
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.              Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 7, 2008, Edwards Lifesciences Corporation received notice from the New York Stock Exchange by certified mail that as a result of the death of Philip M. Neal, member of the Company’s Board of Directors and Audit and Public Policy Committee, the Company will be deemed non-compliant with NYSE Rule 303A.07(a), requiring that a listed company have three members on its audit committee, if a third member is not appointed to the Audit and Public Policy Committee by November 10, 2008.  The Company plans to address this non-compliance at a meeting of its Board of Directors scheduled for November 13, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2008

EDWARDS LIFESCIENCES CORPORATION

	By:	/s/ Denise E. Botticelli
Denise E. Botticelli
Vice President, Associate General Counsel
and Secretary